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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 (No. 333-86591) of our report dated August 19, 1999, relating to the financial statements of RSA Communications, Inc. which appear in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Raleigh, North Carolina

November 8, 1999